EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. § 1350 ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Pilgrim’s Pride Corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Transition Report on Form 10-Q for the transition period from September 27, 2009, to December 27, 2009, (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 4, 2010	/s/ Gary D. Tucker
Gary D. Tucker
Principal Financial Officer